UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/6/2015

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303)792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 6, 2105, Innospec Inc. (the “Company”) and certain subsidiaries of the Company entered into a Second Amendment and Restatement Agreement with various lenders. The Second Amendment and Restatement Agreement amends and restates the company’s credit facility agreement dated December 14, 2011 and amended and restated on August 28, 2013 (the Pre-Existing Credit Agreement, as amended and restated pursuant to the Second Amendment and Restatement Agreement, being the “Amended Credit Agreement”). The Amended Credit Agreement retains the $200,000,000 revolving credit facility available to the Company and certain subsidiaries of the Company and extends the term of the revolving credit facility through November 2020. In addition, the Amended Credit Agreement allows the Company to request an additional amount of up to $50,000,000 to be committed by the existing lenders under the Amended Credit Agreement or by new lenders.

The obligations of the Company under the revolving facility are secured obligations and guaranteed by certain subsidiaries of the Company. Amounts available under the revolving facility may be borrowed in U.S. dollars, Euros, British pounds and other freely convertible currencies.

The Amended Credit Agreement contains customary representations, covenants and events of default, which are broadly consistent with those in the Pre-existing Credit Agreement, although the leverage financial covenant was relaxed from 2.5:1 to 3:1.

Under the Amended Credit Agreement, the Company pays a customary upfront arrangement fee to its lenders, as well as a fee to the coordinating bank and reimbursement of certain expenses.

This description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

A press release dated November 9, 2015 announcing the closing of the Second Amendment and Restatement Agreement is attached as Exhibit 10.2 to this report on Form 8K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the attached exhibit index, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

By:	/s/ David E. Williams
David E. Williams
VP, General Counsel and CCO

Date: November 9, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment and Restatement Agreement dated November 6, 2015 relating to a Facility Agreement dated 14 December 2011 as previously amended and restated on 28 August 2013

10.2	Press Release dated November 9, 2015 announcing the entering into of the Second Amendment and Restatement Agreement.

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